Carbonite Financial Results Q2 2019 July 25, 2019

Safe Harbor Statement Certain matters discussed in these slides and accompanying oral presentation have "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should, " "will," "would" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, our ability to integrate the Webroot Inc. acquisition or other acquisitions into our operations and achieve the expected operational and financial benefits of such acquisitions and the timing of such benefit, our ability to profitably attract new customers and retain existing customers, our dependence on the market for cloud backup services, our ability to manage growth, changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry, and those discussed in the section titled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the Securities and Exchange Commission (the "SEC"), which is available on www.sec.gov, and elsewhere in any subsequent periodic or current reports filed by us with the SEC. Except as required by applicable law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances. This presentation contains non-GAAP financial measures including, but not limited to, non-GAAP Revenue, non-GAAP Gross Margin, non-GAAP Net Income and non-GAAP Net Income Per Share, Adjusted EBITDA and Adjusted Free Cash Flow. A reconciliation to GAAP can be found in the financial schedules included in our most recent earnings press release located on Carbonite’s website, http://investor.carbonite.com, in the Company’s filings or with the SEC at www.sec.gov. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. 2

Conference Call Details What: Carbonite Q2 2019 Financial Results Conference Call When: Thursday, July 25th , 2019 Time: 5:30 p.m. ET Live Call: 877-303-1393 (U.S.) 315-625-3228 (International) Conference ID: 8188460 Live / Recorded Webcast: http://investor.carbonite.com 3

Summary Results • Steve Munford, chairman of the Carbonite board of directors named as interim CEO • Delivered non-GAAP revenue of $135 million, up 69% year-over-year • Delivered adjusted EBITDA margin of 29% • First full quarter of contribution from Webroot • Made $55 million in accelerated principal payments on outstanding term loan • Adjusted FY 2019 guidance 4

Summary Q2 2019 Financial Results Q2 2019 Outlook Q2 2019 Results (5/2/2019) GAAP Revenue $119 M - $123 M $121.5 M (+56% YoY) Non-GAAP Revenue $133 M - $137 M $135 M (+69% YoY) GAAP Net Loss Per Share (Diluted) Not guided ($0.33) (-65% YoY) Non-GAAP Net Income Per Share (Diluted) Not guided $0.56 (+26% YoY) Non-GAAP Gross Margin Not guided 82.3% (+523 Bps YoY) Adjusted EBITDA $34 M - $36 M $39.1 (+87% YoY) Adjusted Free Cash Flow Not guided $24.3 M (+83% YoY) *With respect to expectations under “Outlook" above, the Company has not reconciled non-GAAP net income per share to net income per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, restructuring- related expense, acquisition-related expense, amortization expense on intangible assets and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. 5 Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

Quarterly Non-GAAP Revenue Growth $135.0 $135 $110 $59.6 $83.0 $85 $79.8 $79.1 $78.0 $64.9 $27.4 $24.0 $24.9 $25.3 $60 $20.9 $75.4 $55.8 $54.2 $52.7 $55.6 $44.0 $35 Q1 '18 Q2 '18 Q3 '18 Q4'18 Q1'19 Q2'19* Consumer Business Total • *First full quarter of contribution from the Webroot acquisition. • Approximate, may not foot due to rounding. Source: SEC Filings and company estimates; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations 6 portion of the Carbonite web site – investor.carbonite.com

Driving Operating Leverage (% of non-GAAP revenue) Non-GAAP Gross Margin Non-GAAP Sales & Marketing 85% 82% 60% 50% 44% 80% 77% 75% 50% 43% 75% 73% 73% 40% 38% 34% 69% 40% 34% 35% 70% 68% 66% 24% 30% 29% 27% 26% 65% 24% 20% 14% 60% 15% 11% 4% 55% 10% 9% 7% 6% 3% 50% 0% (6%) 2012 2013 2014 2015 2016 2017 2018 Q2 '19 2012 2013 2014 2015 2016 2017 2018 Q2 '19 40% Non-GAAP Gross Margin Non-GAAP S&M as % of Non-GAAP Revenue Advertising 35% 40% Non-GAAP Research & Development Non-GAAP General & Administrative 30% 35% 25% 22% 30% 19% 19% 19% 17% 18% 19% 25% 20% 15% 20% 14% 15% 12% 12% 15% 10% 11% 11% 11% 10% 8% 10% 5% 5% 0% 0% 2012 2013 2014 2015 2016 2017 2018 Q2 '19 2012 2013 2014 2015 2016 2017 2018 Q2 '19 Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com 7

Business Outlook (as of July 25th , 2019)* Q3 2019 FY 2019 FY 2019 Outlook Outlook Outlook (7/25/2019) (5/2/2019) (7/25/2019) GAAP Revenue $117 M – $119 M $457 M – $471 M $443.5 M – $448.5 M Deferred Revenue Haircut $14 M $34 M $34 M Assumption Non-GAAP Revenue $131 M – $133 M $491 M – $505 M $477.5 M – $482.5 M Non-GAAP Gross Margin Not Guided 80.5% – 81.5% 80.5% – 81.5% Adjusted EBITDA $34 M – $37 M $132 M – $137 M $132 M – $137 M *With respect to our expectations under "Outlook" above, the Company has not reconciled non-GAAP gross margin to gross margin or adjusted EBITDA to net income (loss) in this press release because we do not provide guidance for amortization expense on intangible assets, depreciation expense, stock-based compensation expense, litigation-related expense, income tax expense, restructuring-related expense, interest expense, and acquisition-related expense as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors 8 Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

Financial Highlights Strong and consistent total revenue driven by combination of organic and inorganic High quality revenue base and highly recurring revenue model Consistently improving margins through operational efficiencies Track record of successful acquisition integration and synergy achievement Delivering meaningful earnings per share and free cash flow growth Disciplined capital allocation strategy 9

Definitions of non-GAAP measures • Non-GAAP revenue: Excludes the impact of purchase accounting adjustments for acquisitions. • Non-GAAP gross margin: Excludes the impact of purchase accounting adjustments on acquired deferred revenue, amortization expense on intangible assets, stock-based compensation expense, and acquisition-related expense. • Non-GAAP net income and non-GAAP net income per share: Excludes the impact of purchase accounting adjustments on acquired deferred revenue, amortization expense on intangible assets, stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, non-cash convertible debt interest expense and the income tax effect of non- GAAP adjustments. • Adjusted EBITDA: Excludes the impact of interest expense, net, income taxes, depreciation, amortization, purchase accounting adjustments on acquired deferred revenue, stock-based compensation expense, litigation-related expense, restructuring-related expense, intangible asset impairment charges, and acquisition-related expense from net income (loss). • Adjusted free cash flow: Calculated by subtracting the cash paid for the purchase of property and equipment and adding the payments related to acquisitions, restructuring, and litigation from net cash provided by operating activities. 10 Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com